                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                             The Mexico Fund, Inc.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                             The Mexico Fund, Inc.
    ------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

    (4) Proposed maximum aggregate value of transaction:
--------
*Set forth the amount on which the filing is calculated and state how it was determinaed

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                             THE MEXICO FUND, INC.
                       77 ARISTOTELES STREET, 3RD FLOOR
                                    POLANCO
                          11560 MEXICO, D.F., MEXICO

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               FEBRUARY 27, 1996

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meet-ing") of The Mexico Fund, Inc. (the "Fund") will be held at the Omni Berkshire Place Hotel at 21 East 52nd Street at Madison Avenue, New York, New York, 10021 on February 27, 1996 at 2:00 P.M. for the following purposes:

    (1) To elect two Directors;

    (2) To ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for its fiscal year ending October 31, 1996;

    (3) To transact such other business as may properly come before the Meet-ing or any adjournment thereof.

  The Board of Directors has fixed the close of business on December 28, 1995 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof, and only holders of record of shares at the close of business on that date are entitled to no-tice of, and to vote at, the Meeting and any adjournment thereof.

  You are cordially invited to attend the Meeting. All shareholders are re-quested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is be-ing solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors,

                                          Samuel Garcia-Cuellar
                                              Secretary

New York, New York
Dated: December 29, 1995

   PLEASE RESPOND -- YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO AT-TEND THE MEETING, PLEASE FILL IN, SIGN AND MAIL THE PROXY IN THE MANNER PROVIDED. IT IS IMPORTANT THAT YOU RETURN YOUR PROXY AS SOON AS POSSIBLE TO ASSURE THAT YOUR PROXY WILL BE VOTED AND TO AVOID ANY ADDITIONAL EX-PENSE TO THE FUND OF FURTHER SOLICITATION.

                                PROXY STATEMENT

                             THE MEXICO FUND, INC.

                       77 ARISTOTELES STREET, 3RD FLOOR
                                    POLANCO
                          11560 MEXICO, D.F., MEXICO

                               ----------------

                        ANNUAL MEETING OF SHAREHOLDERS

                               FEBRUARY 27, 1996

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Mexico Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at the Annual Meeting of Share-holders of the Fund (the "Meeting") to be held at the Omni Berkshire Place Ho-tel, 21 East 52nd Street at Madison Avenue, New York, New York, 10021, on Feb-ruary 27, 1996 at 2:00 P.M. and at any adjournment thereof. The approximate mailing date of this Proxy Statement is December 29, 1995. The report for the fiscal year ended October 31, 1995, including financial statements, accompa-nies the mailing of this Proxy Statement. A representative of Arthur Andersen LLP, who is expected to be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so as well as be available to an-swer questions of shareholders.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked thereon with respect to Proposals 1, 2 and 3, a proxy will be voted FOR the proposals stated in the accompanying Notice of Meeting. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Sharehold-ers should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. Any shareholder giving a proxy has the right to attend the Meeting to vote his shares in person (thereby revoking any prior proxy) and also the right to revoke the proxy at any time by written notice received by the Fund prior to its exercise.

  In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the proxy holders will vote proxies which vote FOR any proposals, in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal to be voted on at such adjournment, against adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

  The Board of Directors has fixed the close of business on December 28, 1995 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held. As of October 31, 1995, the Fund had outstanding 49,715,907 shares of common stock, par value $1.00 per share. To the knowledge of management of the Fund, as of December 20, 1995, no party beneficially owned more than 5% of the outstanding shares of common stock of the Fund.

                       PROPOSAL 1: ELECTION OF DIRECTORS

  On July 22, 1987, the Board of Directors unanimously approved an amendment to the Fund's By-Laws to provide that the Board of Directors will be divided into three classes of Directors, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will ex-pire. Messrs. Juan Gallardo T. and Agustin Santamarina V., whose terms expire this year, have been nominated as Class III Directors for a three year term expiring in 1999. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

  The Board of Directors of the Fund knows of no reason why any of these nomi-nees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend. The Fund's Directors and executive officers bene-ficially own less than 0.1% of the Fund's common stock. None of the Directors, with the exception of Messrs. Philip Caldwell and Jose Luis Gomez Pimienta, is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

  The nominees for election as Class III Directors are as follows:

                       CLASS III (TERM EXPIRING IN 1999):

                                                                         SHARES OF COMMON
                                                                        STOCK BENEFICIALLY
                              PRINCIPAL OCCUPATION                        OWNED AND % OF
                              FOR PAST FIVE YEARS              DIRECTOR TOTAL OUTSTANDING
  NAME AND ADDRESS          AND OTHER DIRECTORSHIPS        AGE  SINCE     ON 10/31/95(1)
  ----------------          -----------------------        --- -------- ------------------
Juan Gallardo T.+     Chairman of the Board, Grupo          48   1985          --
Monte Caucaso 915     Embotelladoras Unidas S.A. de C.V.
Lomas de Chapultepec  (bottling); Coordinator, Mexican
11000 Mexico, D.F.,   Business Council for the North
Mexico                American Free Trade Agreement
                      (NAFTA); Vice Chairman, Grupo
                      Industrial Minera Mexico, S.A. de
                      C.V. (mining); Supervisory Director,
                      The First Mexico Income Fund N.V.;
                      Director, Alcatel-Indetel, S.A.
                      (telecommunications equipment);
                      Director, Clevite de Mexico, S.A. de
                      C.V. (auto parts); Chairman, Grupo
                      Azucarero Mexico (industrial group);
                      Director, Grupo Financiero Inverlat-
                      Comermex (financial group);
                      Director, Bursamex Casa de Bolsa
                      (brokerage house); Director, Bank of
                      Montreal (bank); Director, Mexicana
                      de Cobre (mining); Director,
                      Mexicana de Cananea (mining);
                      Director, Fondo Opcion, S.A. de C.V.
                      (venture capital); Director,
                      Nacional de Drogas (pharmaceutical
                      distribution company); Director,
                      Industrias Oxy, S.A.
                      (petrochemicals); Director,
                      Industria Mexicana de Equipo Marino
                      (marine and sports equipment);
                      Director, Industrial Torres Marmex
                      (manufacturing); Director,
                      Bombardier Concarrill
                      (manufacturing); Director, Medidores
                      Baily (manufacturing); previously,
                      Chairman of the Board, Babcock
                      Mexico; Director, Bufete Industrial,
                      S.A. de C.V. (construction);
                      Director, Home Mart de Mexico
                      (retail trade).

                                                                            SHARES OF COMMON
                                                                           STOCK BENEFICIALLY
                                 PRINCIPAL OCCUPATION                        OWNED AND % OF
                                 FOR PAST FIVE YEARS              DIRECTOR TOTAL OUTSTANDING
   NAME AND ADDRESS            AND OTHER DIRECTORSHIPS        AGE  SINCE     ON 10/31/95(1)
   ----------------            -----------------------        --- -------- ------------------
Agustin Santamarina V.+  Of Counsel, Santamarina y Steta (law  69   1981          --
Campos Eliseos 345, 2nd  firm); Chairman of the Board,
Floor                    Alcatel-Indetel, S.A. de C.V.
Colonia Chapultepec      (telecommunications equipment);
Polanco 11560 Mexico,    Chairman of the Board, Apasco, S.A.
D.F., Mexico             de C.V. (cement and other
                         construction materials); Chairman of
                         the Board, John Deere, S.A. de C.V.
                         (agricultural equipment); Chairman
                         of the Board, Cummins, S.A. de C.V.
                         (diesel engines); Vice Chairman of
                         the Board, Kimberly-Clark de Mexico,
                         S.A. de C.V. (consumer products);
                         Director, Deere & Company
                         (agricultural, industrial and lawn
                         and garden equipment); Director,
                         Grupo Carso, S.A. de C.V.
                         (diversified holding company);
                         Director, Grupo Industrial Minera
                         Mexico, S.A. de C.V. (mining);
                         Director, Grupo Modelo, S.A. de C.V.
                         (breweries and beer distribution);
                         Director, Grupo Condumex, S.A. de
                         C.V. (electronic cables, auto parts
                         and cables); Director, Corporacion
                         Industrial Sanluis, S.A. de C.V.
                         (mining and auto parts); Director,
                         Industrias Nacobre, S.A. de C.V.
                         (copper products); previously,
                         Director, Grupo Financiero
                         Invermexico, S.A. de C.V. (banking
                         and stock brokerage).

CONTINUING DIRECTORS

  The balance of the current Directors consists of two Class I and three Class II Directors, none of whom is a nominee for election at the Meeting and all of whom will continue in office after the Meeting for the terms shown below. The Directors are as follows:

                       CLASS I (TERM EXPIRING IN 1997):

                                                                            SHARES OF COMMON
                                                                           STOCK BENEFICIALLY
                                 PRINCIPAL OCCUPATION                        OWNED AND % OF
                                 FOR PAST FIVE YEARS              DIRECTOR TOTAL OUTSTANDING
   NAME AND ADDRESS            AND OTHER DIRECTORSHIPS        AGE  SINCE     ON 10/31/95(1)
   ----------------      ------------------------------------ --- -------- ------------------
Philip Caldwell*         Director and Senior Managing          75   1991          --
World Financial Center   Director, Lehman Brothers Inc.
200 Vesey Street, 19th   (investment banking); Director,
Floor                    Digital Equipment Corp. (computers);
New York, NY 19285-1900  Director, Zurich Reinsurance Centre
                         Holdings, Inc. (reinsurance);
                         Director, Zurich Holding Company of
                         America, Inc. (insurance); Director,
                         American Guaranty & Liability
                         Insurance Co. (insurance); Director,
                         Russell Reynolds Associates, Inc.
                         (executive recruitment); Director,
                         Castech Aluminum Group, Inc.
                         (aluminum manufacturing); Director,
                         WCD Investors Inc. (manufacturers of
                         scientific test instruments);
                         previously, Chairman, Chief
                         Executive Officer, succeeding Henry
                         Ford II, and Director, Ford Motor
                         Company (automobiles); Director,
                         Federated Department Stores, Inc.
                         (department stores); Director,
                         Kellogg Company (food products);
                         Director, Shearson Lehman Brothers
                         Holdings, Inc. (investment banking);
                         Director, Specialty Coatings
                         International, Inc. (packaging
                         materials).
Ernesto Fernandez        Chairman of the Board and of the      73   1981          --
Hurtado+ Campos Eliseos  Executive Committee, Tubos de Acero
400, 7th Floor 11560     de Mexico, S.A. (steel pipes).
Mexico, D.F., Mexico

                       CLASS II (TERM EXPIRING IN 1998):

                                                                         SHARES OF COMMON
                                                                        STOCK BENEFICIALLY
                              PRINCIPAL OCCUPATION                        OWNED AND % OF
                              FOR PAST FIVE YEARS              DIRECTOR TOTAL OUTSTANDING
  NAME AND ADDRESS          AND OTHER DIRECTORSHIPS        AGE  SINCE     ON 10/31/95(1)
  ----------------    ------------------------------------ --- -------- ------------------
Claudio X. Gonzalez+  Chairman of the Board and Chief       61   1981           --
Lagrange 103          Executive Officer, Kimberly-Clark de
11560 Mexico, D.F.,   Mexico, S.A. de C.V. (consumer
Mexico                products); Director, Grupo
                      Financiero Banamex Accival, S.A. de
                      C.V. (banking); Director, Grupo
                      Carso (holding company); Director,
                      Grupo Industrial Alfa, S.A.
                      (industrial development companies);
                      Director, Grupo Industrial Minera
                      Mexico, S.A. de C.V. (mining);
                      Director, Kimberly-Clark (U.S.A.);
                      Director, Kellogg Company (U.S.A.)
                      (food products); Director, General
                      Electric Co. (U.S.A.); Supervisory
                      Director, The First Mexico Income
                      Fund N.V.; Director, Seguros de
                      Mexico, S.A. (insurance); Director,
                      Telefonos de Mexico; Director, IBM
                      Latinoamerica; International
                      Advisory Board, Chemical Corp.
Jose Luis Gomez       President, The Mexico Fund, Inc.;     56   1989           --
Pimienta*             President and Supervisory Director,
Aristoteles 77, 3rd   The First Mexico Income Fund N.V.;
Floor                 Chairman of the Board and Director
Col. Polanco          General, Impulsora del Fondo Mexico,
11560 Mexico, D.F.,   S.A. de C.V. (investment adviser).
Mexico
Robert L. Knauss+     Chairman and Chief Executive          64   1985         1,333
1990 Post Oak Blvd.   Officer, Baltic International USA,
Suite 1630            Inc. (aviation investments);
Houston, TX 77056     Director, Equus II, Inc. (financial
                      investment); Director, Air Baltic
                      Corporation (international airline);
                      Director, Allwaste Inc.
                      (environmental services);
                      previously, Dean and Distinguished
                      University Professor, University of
                      Houston Law School.

---------------------
(1) The information as to beneficial ownership is based on statements fur-nished to the Fund by the Directors and nominees. All shares listed in this table are owned with sole voting and investment power, and in the ag-gregate represent less than 1/4 of 1% of the total shares outstanding of common stock as of October 31, 1995.

+  Audit Committee and Contract Review Committee Member.

* Directors who are "interested persons" (as defined in the 1940 Act ("inter-ested directors")). Messrs. Caldwell and Gomez Pimienta are deemed to be interested directors by reason of their respective affiliations with Lehman Brothers, Inc., 3 World Financial Center, New York, New York 10285, a reg-istered broker-dealer, which served as Dealer Manager in connection with the Fund's rights offering which was completed on October 31, 1995, and with the Fund's investment adviser, Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser").

  The Fund has a standing Audit Committee and Contract Review Committee. The Audit Committee reviews both the audit and non-audit work of the Fund's inde-pendent public accountants, submits a recommendation to the Board of Directors as to the selection of independent public accountants, and reviews compliance of the Fund with regulations of the Securities and Exchange Commission and the Internal Revenue Service, and other related matters. The Contract Review Com-mittee reviews the terms of the Fund's investment advisory agreement, includ-ing the rate of compensation, and submits a recommendation to the Board of Di-rectors as to the approval and/or renewal of the Fund's investment advisory agreement. During the Fund's fiscal year ended October 31, 1995, the Board held four regular meetings and two Special Board meetings, one of which was in the capacity of the Audit Committee, and the Contract Review Committee held one meeting. Except for Mr. Ernesto Fernandez Hurtado, each Director then in office attended at least 75% of the total number of meetings of the Board as well as the meetings of the Audit and Contract Review Committees. In connec-tion with the Fund's 1995 transferable rights offering to shareholders, the Board established a Rights Offering Committee, which held four meetings and whose members included Messrs. Juan Gallardo T., Ernesto Fernandez Hurtado, Claudio X. Gonzales, Robert L. Knauss and Agustin Santamarina V.

  During the fiscal year ended October 31, 1995, the Fund paid each Director, with the exception of Mr. Gomez Pimienta, an annual retainer of $6,750 and $2,000 per meeting attended. The Fund also paid a $1,500 per diem fee to each non-Mexican Director for travel required to attend a Board meeting and reim-bursed all Directors, with the exception of Mr. Gomez Pimienta, for out-of-pocket expenses relating to attendance at meetings. The aggregate amount of fees paid and expenses reimbursed to the Directors for the twelve-month period ended October 31, 1995 was $171,905. The Fund paid fees and expenses to its Directors as described above except that in the event that a Board meeting took place on the same date as a meeting of the board of directors of any other investment company advised by the Fund's investment adviser, the $1,500 per diem fee of any non-Mexican Director of the Fund who was also a director of any such other investment company was shared equally between the Fund and such other investment company. As a result of changes in fees to be paid to Directors which were approved by the Board in 1995, the annual retainer to be paid to each Director, with the exception of Mr. Gomez Pimienta, in fiscal year 1996 is expected to be $12,000.

  The following table sets forth the aggregate compensation paid by the Fund to each non-interested Director during the fiscal year ended October 31, 1995, as well as the total compensation paid by the Fund to each Director.

                                        PENSION OR RETIREMENT TOTAL COMPENSATION
                            AGGREGATE     BENEFITS ACCRUED        FROM FUND
                           COMPENSATION      AS PART OF          COMPLEX PAID
    NAME OF DIRECTOR        FROM FUND       FUND EXPENSES        TO DIRECTORS
    ----------------       ------------ --------------------- ------------------
Juan Gallardo T.             $28,750            None               $28,750
Philip Caldwell               20,750            None                20,750
Ernesto Fernandez Hurtado     16,750            None                16,750
Claudio X. Gonzalez           28,750            None                28,750
Robert L. Knauss              28,750            None                28,750
Agustin Santamarina V.        24,750            None                24,750

  The executive officers of the Fund and their principal occupations for the past five years are: Jose Luis Gomez Pimienta (age 56), President, who also serves as Chairman of the Board and Director General of the Adviser; Samuel Garcia-Cuellar (age 53), Secretary, who is a partner of Creel, Garcia-Cuellar y Muggenburg, S.C., Mexican counsel to the Fund and to the Adviser and also Secretary of the Adviser; and Carlos Woodworth Ortiz (age 52), who is Trea-surer of the Fund and a Deputy Director of the Adviser. Allan S. Mostoff (age
63) and Sander M. Bieber (age 45), partners of Dechert Price & Rhoads, U.S. counsel to the Fund, are Assistant Secretaries of the Fund.

  The Board of Directors recommends that shareholders vote FOR the election of the two nominees to the Fund's Board of Directors.

            PROPOSAL 2: SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors upon recommendation of the Audit Committee, has se-lected Arthur Andersen LLP as independent public accountants to examine the financial statements of the Fund for the fiscal year ending October 31, 1996. Audit services performed by Arthur Andersen LLP during the most recent fiscal year included examination of the financial statements of the Fund, review of filings with the Securities and Exchange Commission and preparation of tax re-turns. The Fund knows of no direct or indirect interest of such firm in the Fund.

  A representative of Arthur Andersen LLP will be present at the Meeting and will have the opportunity to respond to questions from shareholders.

  The Board of Directors recommends that shareholders vote FOR the ratifica-tion of the selection of Arthur Andersen LLP as independent public accoun-tants.

                           PROPOSAL 3: OTHER MATTERS

  No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                            ADDITIONAL INFORMATION

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

  THE ADVISER. Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), 77 Aristoteles Street, 3rd Floor, Polanco, 11560 Mexico D.F., Mexico, has served as the investment adviser of the Fund from the time the Fund was established in 1981. Pursuant to the Investment Advisory and Management Agreement between the Fund and the Adviser, the Adviser receives an advisory fee rate of 0.85% of the Fund's average daily net assets up to $200 million, 0.70% of such as-sets between $200 million and $400 million, and 0.60% of such assets in excess of $400 million. For the fiscal year ended October 31, 1995, total advisory fees paid by the Fund to the Adviser aggregated $4,845,926 based on average net assets for the fiscal year of approximately $678,166,861. The Adviser is a Mexican corporation which was incorporated in 1980 in order to serve as in-vestment adviser to the Fund. The Adviser also serves as investment adviser to The First Mexico Income Fund N.V., a Netherlands Antilles fund investing pri-marily in Mexican debt securities, and may in the future serve other clients including investment companies with investment objectives and policies similar to those of the Fund, as well as engage in other businesses. The By-Laws of the Adviser provide for the issuance of two series of capital stock. Series A shares must represent at least 51% of the equity and of the voting rights in the Adviser's stock and can be subscribed for only by Mexican brokers and banks and executive officers of the Adviser. Series B shares must represent 49% or less of the equity and of the voting rights in the Adviser's stock and may be held by non-Mexican banks, brokerage firms and financial institutions as well as executive officers of the Adviser.

  Pursuant to an Administrative Services Agreement, effective April 1, 1994, the Adviser also provides certain administrative services to the Fund which were previously performed by the Fund's Trustee (described below), including the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and records in accordance with applicable United States and Mexican law and the provision of assistance to the Fund's auditors in the preparation and filing of tax reports and returns. The initial term of this agreement runs until August 31, 1996.

  THE TRUST AGREEMENT AND THE TRUSTEE. At its June 7, 1995 meeting, the Board of Directors approved the appointment of Bancomer, S.A. ("Bancomer"), as the new Trustee, for the Mexican Trust through which the Fund invests. The Fund also obtained the approval of the Comision Nacional de Bancaria y Valores ("CNBV") and the Mexican Foreign Investment Commission to permit Bancomer to become Trustee. Bancomer is one of the largest banking institutions in Mexico and maintains a large fiduciary department in Mexico. Its operations are su-pervised and regulated by the Ministry of Finance and Public Credit of Mexico. The Trustee clears all securities transactions, verifies that purchases and sales of securities by the Trust on behalf of the Fund are made in accordance with appropriate instructions, deposits cash balances in the Fund's investment account on a daily basis and delivers to the Fund a statement of all trades on a daily basis.

  Under this new arrangement, effective October 5, 1995, Bancomer receives NPs. 600,000 (approximately $84,000 as computed on October 31, 1995) per year for three years, subject to a monthly increase linked to the Mexican Consumer Price Index on a monthly cumulative basis. This fee arrangement will result in significantly lower Trustee fees to the Fund. In this regard, the Fund entered into a definitive arrangement on October 5, 1995 with Bancomer and Nacional Financiera, S.N.C. ("Nafin"), the previous Trustee, which provided for the succession of Bancomer as Trustee. Under the previous Trust Agreement, the Fund paid the Trustee for administration of the Trust, including portfolio ac-counting and valuation, a fee, paid quarterly, on the basis of the Fund's av-erage daily net asset value (as translated into dollars) at the annual rate of 0.12% (formerly 0.25%) of the first $75 million of average daily net assets and 0.10% (formerly 0.20%) of the excess over $75 million. The fee was renego-tiated effective December 1, 1990 by the Fund. For the fiscal years ended Oc-tober 31, 1992, 1993 and 1994 the Fund paid Nafin fees as Trustee in the amount of $633,746, $749,880 and $809,097, respectively. Pursuant to an amended agreement with Nafin, effective May 1, 1994, the Fund paid Nafin a fixed annual fee of $350,000.

  The Trust was originally created within the Fiduciary Department of Nafin pursuant to a Trust Agreement dated May 28, 1981, with Nafin acting as Trust-ee. The CNBV and the Mexican Foreign Investment Commission approved designa-tion of the Fund as sole beneficiary of the Trust. The Trust Agreement pro-vides that the Fund's assets in the Trust are to be held, invested and rein-vested for the benefit of the Fund in accordance with the rules of the CNBV. Any change in Trustees is also subject to the approval of the CNBV and the Mexican Foreign Investment Commission. The CNBV and the Mexican Foreign In-vestment Commission also must approve any assignment of rights by the Fund and any other amendment to the Trust Agreement.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's of-ficers and Directors, and persons who own more than ten percent of a regis-tered class of the Fund's securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, Directors and greater than ten percent shareholders are also required by such regulations to furnish the Fund with copies of all
Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it, the Fund believes that during fiscal year 1995, its officers and Directors com-plied with all applicable filing requirements under the Securities Exchange Act of 1934. The Fund is not aware of any shareholder owning more than ten percent of the Fund's shares.

COUNSELORS

  In December, 1993, five Directors of the Fund announced their resignation from the Board. In each case, the Directors resigned because of their other affiliations and business activities. These Directors are Messrs. David Gemmill, Antonio Madero, Joaquin Munoz Izqurero, Bernardo Quintana and Dr. Martin

Murtfeld. In order to retain their counsel for the benefit of the Fund, the Board amended the Fund's By-Laws to allow for counselors to the Fund. Because of each individual's extensive experience with, and knowledge of, the Mexican business community, each of these individuals continue to serve the Fund as a counselor to the Fund. Each counselor provides advice, furnishes information about the securities and currency markets, political developments, economic factors and trends, and business trends and developments. A counselor normally attends Board meetings but does not vote at meetings of the Board of Directors or manage the business and affairs of the Fund, nor does a counselor have the power to determine that any security will be purchased or sold by the Fund. Each counselor is paid as compensation for services rendered a fee of $4,000 for each regularly scheduled Board and Committee meeting attended, $2,000 for attendance at special meetings of the Board or a Committee, a $1,500 per diem fee for travel required to attend a Board meeting, and is reimbursed for rea-sonable expenses incurred in attending meetings or otherwise.

                                   EXPENSES

  The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable ex-penses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meet-ing, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers or agents of the Fund. It is not anticipated that the cost of such supplementary solicitation will be material.

                                 VOTE REQUIRED

  The presence in person or by proxy of the holders of a majority of the out-standing shares of the Fund is required to constitute a quorum at the Meeting. Election of Directors (Proposal 1), ratification of the selection of indepen-dent public accountants (Proposal 2), and approval to transact such other business as may properly come before the Meeting (Proposal 3), will require the approval of the majority of votes validly cast at the Meeting.

  The Fund's annual report which accompanies this Proxy Statement, including the Fund's financial statements for the fiscal year ended October 31, 1995 and notes to such financial statements, is hereby incorporated by reference.

                             SHAREHOLDER PROPOSALS

  If a shareholder intends to present a proposal at the 1997 Annual Meeting of Shareholders of the Fund and desires to have the proposal included in the Fund's Proxy Statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by September 1, 1996.

                               ----------------

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          Samuel Garcia-Cuellar
                                             Secretary

Dated: December 29, 1995

--------------------------------------------------------------------------------

                             THE MEXICO FUND, INC.

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
                        ANNUAL MEETING OF SHAREHOLDERS

  The undersigned shareholder of The Mexico Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Jose Luis Gomez Pimienta and Sander M. Bieber and each of them proxies of the undersigned, with full power of substitution, to vote and act in the name and stead of the undersigned at the Annual Meeting of the Shareholders of the Fund, to be held at the Omni Berkshire Place Hotel at 21 East 52nd Street at Madison Avenue, New York, New York, 10021, on February 27, 1996 at 2:00 P.M., New York City time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

  The shares represented by this proxy will be voted in accordance with instructions given by the shareholder, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 THROUGH 3 AS SET FORTH IN THIS PROXY.

  The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated December 29, 1995.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

                        FOR                   WITHHELD
Election of             [_]                     [_]
Directors

For, except as marked to the contrary below:


1. Election of the nominees listed below to serve as members of the Fund's Board of Directors, as Class III Directors, for a term expiring in 1999 and until their successors are elected and qualified:



   Juan Gallardo T.
   Agustin Santamarina V.



                        FOR                   AGAINST            ABSTAIN
                        [_]                     [_]                [_]


2. Ratification of the selection of Arthur Andersen LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1996.

3. In the discretion of the above named proxies, such other business as may properly come before the Meeting or any adjournment thereof.


SIGNATURE(S) __________________________ DATE _________________________________
Please sign, date and return promptly. Signature(s) should be exactly as name or names appear on proxy. If shares are held jointly, each holder should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full name.

--------------------------------------------------------------------------------